MANHATTAN BRIDGE CAPITAL

NASDAQ: LOAN

July 2021

Forward-Looking Statements

MANHATTAN BRIDGE CAPITAL

This presentation includes forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. The words "anticipate," "estimate," "expect," "project," "plan," "seek," "intend," "believe," "may," "might," "will," "should," "could," "likely," "continue," "design," and the negative of such terms and other words and terms of similar expressions are intended to identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including those described in "Risk Factors" in our filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We disclaim any duty to update any of these forward-looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations.

All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation. You should evaluate all forward-looking statements made by us in the context of these risks and uncertainties.

Offering Summary

Issuer	Manhattan Bridge Capital, Inc.
Exchange / Ticker	NasdaqCM / LOAN
Type of Security	Common Shares (100% Primary), Fully Registered
Offering Type	Follow-on Offering (Common Shares)
Targeted Base Offering	$12,000,000 (100% Primary)
Overallotment Option	15% of Base Offering Size (100% Primary) for 30 days
Expected Use of Proceeds	Pay down credit facility, grow loan portfolio and general corporate purposes
Insider Lock-up	90 days
Anticipated Pricing	Wednesday, July 7, 2021 (Pre-market)
Bookrunner	B. Riley Securities

Management

MANHATTAN BRIDGE CAPITAL

Assaf Ran, CEO	• Assaf Ran is the founder of Manhattan Bridge Capital and has been the Company's CEO and President since 1989 • Assaf has 32 years of senior management experience leading public and private businesses • Founder of DAG Media and grew revenues to over $12M
Vannessa Kao, CFO	• Vanessa Kao rejoined Manhattan Bridge Capital in 2011 as Chief Financial Officer and Treasurer • Previously served as the Assistant Chief Financial Officer of the Company from 2004 to 2006 • Holds an MBA in Finance and MIS/E-Commerce from the University of Missouri
Board of Directors	• Highly qualified and engaged Board of Directors • Provides oversight to management

Company Overview

MANHATTAN BRIDGE CAPITAL



- A leading "hard money lender" in the New York metropolitan market
- Provide short-term secured financing to real estate investors in the New York metropolitan area, including New Jersey and Connecticut, and Florida
- Higher rates than conventional banks for faster approval
- Typical loans range from $300k - $600k

Investment Highlights

- Attractive long-term total return opportunity with consistent 6%-7% cash dividend[(1)]
- Track record of generating mid-teen cash Return on Equity ("ROE") with low leverage
- High quality ~$60 million loan portfolio secured by residential properties with ~10.3% interest rate plus fees[(2)]
- Proven disciplined credit underwriting – Company has never foreclosed on a property or had a loan go into default status
- Favorable residential housing market backdrop provides long-term growth opportunity
- Proven and seasoned management team having originated ~960 loans during past 14 years
- Strong Alignment of Interest - Founder & CEO owns 27% of outstanding shares[(3)]

1) Based on $0.125 quarterly dividend and $7.89 share price as of 7/2/2021 close
2) Portfolio size as of 3/31/21 and wtd. avg. contractual interest rate as of 12/31/20
3) As of 4/30/21

Proven Business Model

- Generate above average, consistent returns with low risk
- Rigorous due diligence comparable to a conventional bank but with quick approval
- Focused on asset and cash flow protection and net worth of principals
- Disciplined underwriting, deal structuring and portfolio management
- Every loan is secured by a first mortgage lien on property within the target market
- Every loan is personally guaranteed by the principal of the borrower, which may be collaterally secured by a pledge of the principal’s equity interest in the borrower
- Conservative LTV (loan-to-value) with up to 75% of the property value and/or up to 80% of construction costs

Organization

CEO/Portfolio Manager

- Responsible for overall portfolio management
- Interviews each borrower
- Oversees due diligence and decision-making process
- Monitors portfolio daily and interacts with borrowers

Finance

- Preliminary screening and due diligence of financial conditions
- Monitors budget, cash reserves, and available funds
- Prepares required regulatory reports (ie. Securities and Exchange Commission)

Legal

- Monitors due diligence process including background checks, loan contracts and mortgage documentation
- Drafts term sheets, loan contracts and mortgage documents
- Enforces and maintains compliance with covenants, files and maintains UCCs and mortgages

Engineer, Construction Inspector, Appraiser and Loan Originator

Lending Process

Manhattan Bridge Capital

Discipline		
	Origination	• Generate deal flow • Opportunity is matched with lending criteria
	Conservative Loan Underwriting	• Thorough due diligence process • Emphasize principal protection to ensure margin
	Rigorous Portfolio Management	• Continuous monitoring of underlying performance and compliance • Weekly cash collections report
	Strong Operations Support	• Sophisticated billing, collection and monitoring systems • Detailed legal review for each transaction

Loan Structure

Size	• Typically, $300K - $600K
Collateral	• Senior Mortgage
Term	• Up to one year
Rate	• 9% - 14% (current rate)
Upfront Fees	• 0% - 2%
Payments	• Typically, interest payable monthly and principal payable at maturity
Covenants	• According to the Company’s lending policy
Criteria	• Compelling exit strategy either by selling or refinancing • Equity participation from borrower • Strong financial conditions of borrower • LTV (loan-to-value): Up to 75% of the property value and/or up to 80% of construction costs • Personal guarantees • Monthly interest payments

Financial Highlights

MANHATTAN BRIDGE CAPITAL

Portfolio Overview

- Completed ~960 transactions in 14 years
- Revenue of $7.0M for 2020 compared to $7.3M for 2019
- Net Income of $4.2M for 2020 compared to $4.5M for 2019
- Revenue of $1.7M for 1Q21 and 1Q20
- Net Income of $1.1M for 1Q21 and $1.0M for 1Q20
- Since commencing this business in 2007, **we have never foreclosed on a property and none of our loans has gone into default**, although some have been renewed or extended to avoid premature sale or refinancing of property

Balance Sheet

- $58.5M of secured loans receivable as of March 31, 2021
- $32.5M line of credit with Webster Business Credit Corp., Flushing Bank and Mizrahi Tefahot Bank Ltd with interest at approximately 4%, secured with a limited personal guarantee
- $6M publicly traded bond symbol[(1)]: LOAN/26
- $33.1M Stockholders' Equity as of March 31, 2021

1) Publicly traded bond is through a wholly owned subsidiary

Loan Portfolio Overview

Loan Portfolio Summary	
Deal Types	1) Purchase Fix & Flip 2) Small / New Construction 3) Income Producing Properties
Principal Amount Outstanding	$58.5MM
Number of Loans Outstanding	~130
Performing %	100%

Property Type Breakdown



Development - Commercial 3%
Development - Mixed Use 4%
Development - Residential 93%

Note: Data as of March 31, 2021

Track Record of Steady Growth

Revenue



($ in millions)
136% Revenue Increase
8
6
4
2
0
$2.9
$4.0
$4.6
$5.9
$7.2
$7.3
$7.0
$6.9
$1.7
2014
2015
2016
2017
2018
2019
2020
1Q21(1)
Total Revenue
COVID Pandemic

Net Income & Dividends



($ in millions)
179% Net Income Increase
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5
$0.9
$2.2
$2.1
$2.8
$2.7
$3.4
$3.3
$4.2
$4.0
$4.5
$4.6
$4.2
$4.1
$4.4
$4.2
$1.1
$1.1
2014
2015
2016
2017
2018
2019
2020
1Q21 (1)
Net Income
Dividends Paid
COVID Pandemic

1) Stacked bar represents 1Q21 on an annualized basis

Consistent and Stable Return on Average Equity ("ROAE")(1)


COVID
Pandemic
16.0%
14.0%
12.0%
10.0%
14.0%
14.2%
14.2%
15.4%
15.5%
14.0%
13.2%
13.6%
14.3%
Avg. ROAE
2014
2015
2016
2017
2018
2019
2020
1Q21

1) Return on Average Equity ("ROAE") is calculated by dividing GAAP Net Income by Average Total Equity

Real Estate Investment Trust ("REIT") Model

- REIT tax pass-through entity
- Distribute at least 90% of earnings to shareholders
- 5 largest shareholders own less than 50% of shares outstanding
- Lower debt-to-equity ratio compared to peers
- High capital turnover results in increased liquidity
- $0.125 per share quarterly dividend paid to all shareholders of record on July 9, 2021[1]
- 2Q21 EPS Estimate[2]: $0.10 - $0.12

1) Dividend will be paid on July 15, 2021
2) Our unaudited consolidated financial statements for the three and six months ended June 30, 2021 are not yet available. Accordingly, this preliminary financial data may differ from the actual results that will be reflected in our consolidated financial statements for the three and six months ended June 30, 2021 when they are completed and publicly disclosed. This preliminary financial data may change and those changes may be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Conclusion

- Track record of delivering strong returns and consistent dividends through credit cycles
- Proven disciplined underwriting and credit – No defaults since inception in early 2007
- Conservative strategy with low leverage
- Alignment of Interest – Management fully committed with Founder & CEO owning 27% of outstanding shares[(1)]

1) As of 4/30/21